Loan Receivable	12 Months Ended
Dec. 31, 2024
Loan Receivable [Abstract]
Loan Receivable [Text Block]

5 Loan Receivable

	December 31, 2024	December 31, 2023	December 31, 2022
Opening balance	$206,947	$644,990	$1,833,979
Funds received, net of advances granted	-	(467,976)	67,124
Interest receivable	-	29,933	33,887
Share for debt	-	-	(1,290,000)
Reclassed to offset joint venture settlement obligation (note 12)	(206,947)	-	-
Ending receivable balance	$-	$206,947	$644,990
Classified as short-term	-	206,947	-
Classified as long-term	$-	-	$644,990

As at December 31, 2024, the Company had a loan receivable of $nil (December 31, 2023 - $206,947, December 31, 2022 - $644,990) from Captiva Verde Wellness Corp. ("Captiva") which represents a non-arm's length transaction as the CEO of the Company, Jeffrey Ciachurski, is also the CEO of Captiva and the CEO of the Company and the CFO of the Company Anthony Balic, is also the CFO of Captiva and Michael Boyd, a director of the Company, is also a director of the Captiva.

On April 20, 2022, the Company entered into a promissory note with Captiva for $775,000 which accrued interest at the rate of 8% per annum for a term of 24 months. The promissory note matured on April 20, 2024. Under the terms of the note, additional advances may be extended subject to the same terms and conditions.  As at December 31, 2024, interest income of $nil (December 31, 2023 - $29,933) has been accrued. During the year ended December 31, 2024, the Company and Captiva agreed to net the receivable against the joint venture settlement obligation (note 12).

On February 17, 2022, the Company settled $1,290,000 of the loan receivable through a shares for debt settlement pursuant to which Captiva issued the Company a total of 25,800,000 common shares at a fair value of $0.08 per common share resulting in a gain on settlement of loan receivable of $774,000.